__________________
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 3, 2016

NATIONSTAR MORTGAGE HOLDINGS INC. (Exact name of registrant as specified in its charter)
Delaware	001-35449	45-2156869
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
8950 Cypress Waters Boulevard
Coppell, Texas 75019
(Address of principal executive offices)

(469) 549-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
    240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Explanatory Note:
This amendment to the Current Report on Form 8-K filed by Nationstar Mortgage Holdings Inc. (the “Company”) on August 3, 2016 amends information furnished under Item 2.02 thereof, as described below.

Item 2.02 Results of Operations and Financial Conditions.

On August 3, 2016, the Company issued a press release announcing its financial results for its fiscal quarter ended June 30, 2016. After further review by management, the Company has adjusted previously announced results to reflect the effect of certain reclassification adjustments related to early buy out activities on Ginnie Mae securities between expense and revenue accounts and their impact on certain non-GAAP financial measures for its Servicing segment for the first and second quarters of 2016. GAAP earnings were not affected by the reclassification adjustments. Schedule A - 2016 Non-GAAP Adjustments sets forth the revised results and is incorporated by reference herein. The information furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Schedule A - 2016 Non-GAAP

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nationstar Mortgage Holdings Inc.

Date: August 8, 2016	By:	/s/ Robert D. Stiles
Robert D. Stiles Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Schedule A - 2016 Non-GAAP